EXHIBIT 16

                             SCUDDER PORTFOLIO TRUST

                               POWERS OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in his capacity as director or officer, or both, as the case may be, of the Registrant, does hereby appoint Sheldon A. Jones, Allison R. Beakley, Caroline Pearson and John Millette and each of them, severally, his/her true and lawful attorney and agent to execute in his/her name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and the purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

            SIGNATURE                      TITLE                     DATE
            ---------                      -----                     ----

/s/ Linda C. Coughlin                President & Trustee
----------------------                                         February 8, 2000
Linda C. Coughlin

/s/ Henry P. Becton, Jr.                  Trustee
-------------------------                                      February 8, 2000
Henry P. Becton, Jr.

/s/ Dawn-Marie Driscoll                   Trustee
------------------------                                       February 8, 2000
Dawn-Marie Driscoll

/s/ Peter B. Freeman                      Trustee
---------------------                                          February 8, 2000
Peter B. Freeman

/s/ George M. Lovejoy, Jr.                Trustee
---------------------------                                    February 8, 2000
George M. Lovejoy, Jr.

/s/ Welsey W. Marple, Jr.                 Trustee
--------------------------                                     February 8, 2000
Welsey W. Marple, Jr.

/s/ Kathryn L. Quirk             Trustee, Vice President,
---------------------             & Assistant Secretary        February 8, 2000
Kathryn L. Quirk

/s/ Jean C. Tempel                        Trustee
-------------------                                            February 8, 2000
Jean C. Tempel

/s/                              Treasurer (Principal
-------------------             Financial and Accounting       February 8, 2000
John R. Hebble                         Officer)

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